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                                                                     EXHIBIT 25
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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               ----------------

                                   FORM T-1

                           STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF
                  A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                               ----------------

              CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                 A TRUSTEE PURSUANT TO SECTION 305(b)(2)

                               ----------------

                           THE CHASE MANHATTAN BANK
              (EXACT NAME OF TRUSTEE AS SPECIFIED IN ITS CHARTER)

               NEW YORK                              13-4994650
   (STATE OF INCORPORATION IF NOT A             (I.R.S. EMPLOYER
            NATIONAL BANK)                      IDENTIFICATION NO.)

            270 PARK AVENUE
          NEW YORK, NEW YORK                            10017
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)             (ZIP CODE)

                              WILLIAM H. MCDAVID
                                GENERAL COUNSEL
                                270 PARK AVENUE
                           NEW YORK, NEW YORK 10017
                              TEL: (212) 270-2611
           (NAME, ADDRESS AND TELEPHONE NUMBER OF AGENT FOR SERVICE)

                               ----------------

                         CUMMINS ENGINE COMPANY, INC.
              (EXACT NAME OF OBLIGOR AS SPECIFIED IN ITS CHARTER)

                INDIANA                              35-0257090
    (STATE OR OTHER JURISDICTION OF             (I.R.S. EMPLOYER
    INCORPORATION OR ORGANIZATION)              IDENTIFICATION NO.)

          500 JACKSON STREET
               BOX 3005
           COLUMBUS, INDIANA                         47202-3005
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)             (ZIP CODE)

                               ----------------

                                DEBT SECURITIES
                      (TITLE OF THE INDENTURE SECURITIES)

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                                    GENERAL

ITEM 1. GENERAL INFORMATION

  Furnish the following information as to the trustee:

    (a) Name and address of each examining or supervising authority to which it is subject.

      New York State Banking Department, State House, Albany, New York
      12110.
      Board of Governors of the Federal Reserve System, Washington, D.C.,
      20551.
      Federal Reserve Bank of New York, District No. 2, 33 Liberty Street, New York, N.Y.
      Federal Deposit Insurance Corporation, Washington, D.C., 20429.

    (b) Whether it is authorized to exercise corporate trust powers.

      Yes.

ITEM 2. AFFILIATIONS WITH THE OBLIGOR

  If the obligor is an affiliate of the trustee, describe each such affiliation.

  None.

ITEM 16. LIST OF EXHIBITS

  List below all exhibits filed as a part of this Statement of Eligibility.

  1. A copy of the Articles of Association of the Trustee as now in effect, including the Organization Certificate and the Certificates of Amendment dated February 17, 1969, August 31, 1977, December 31, 1980, September 9, 1982, February 28, 1985, December 2, 1991 and July 10, 1996 (see Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 333-06249, which is incorporated by reference).

  2. A copy of the Certificate of Authority of the Trustee to Commence Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference. On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank).

  3. None, authorization to exercise corporate trust powers being contained in the documents identified above as Exhibits 1 and 2.

  4. A copy of the existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 333-06249, which is incorporated by reference).

  5. Not applicable.

  6. The consent of the Trustee required by Section 321(b) of the Act (see
Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference. On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank).

  7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

  8. Not applicable.

  9. Not applicable.

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                                   SIGNATURE

  PURSUANT TO THE REQUIREMENTS OF THE TRUST INDENTURE ACT OF 1939 THE TRUSTEE, THE CHASE MANHATTAN BANK, A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF NEW YORK, HAS DULY CAUSED THIS STATEMENT OF ELIGIBILITY TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, ALL IN THE CITY OF NEW YORK AND STATE OF NEW YORK, ON THE 15TH DAY OF JULY, 1997.

                                          THE CHASE MANHATTAN BANK

                                                   /s/ Timothy E. Burke
                                          By___________________________________
                                               Timothy E. Burke Second Vice
                                                         President

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                             EXHIBIT 7 TO FORM T-1

                                BANK CALL NOTICE

                             RESERVE DISTRICT NO. 2
                      CONSOLIDATED REPORT OF CONDITION OF

                            THE CHASE MANHATTAN BANK
                  OF 270 PARK AVENUE, NEW YORK, NEW YORK 10017
                     AND FOREIGN AND DOMESTIC SUBSIDIARIES,
                    A MEMBER OF THE FEDERAL RESERVE SYSTEM,

                  AT THE CLOSE OF BUSINESS MARCH 31, 1997, IN
        ACCORDANCE WITH A CALL MADE BY THE FEDERAL RESERVE BANK OF THIS DISTRICT PURSUANT TO THE PROVISIONS OF THE FEDERAL RESERVE ACT.

                                     ASSETS

                                                                      DOLLAR
                                                                      AMOUNTS
                                                                    IN MILLIONS
Cash and balances due from depository institutions:
  Noninterest-bearing balances and currency and coin...........      $ 11,721
  Interest-bearing balances....................................         3,473
Securities:....................................................
  Held to maturity securities..................................         2,965
  Available for sale securities................................        35,903
  Federal Funds sold and securities purchased under agreements
   to resell...................................................        24,025
Loans and lease financing receivables:
  Loans and leases, net of unearned income.....................       123,957
  Less: Allowance for loan and lease losses....................         2,853
  Less: Allocated transfer risk reserve........................            13
                                                                     --------
  Loans and leases, net of unearned income, allowance, and re-
   serve.......................................................       121,091
Trading Assets.................................................        54,340
Premises and fixed assets (including capitalized leases).......         2,875
Other real estate owned........................................           302
Investments in unconsolidated subsidiaries and associated com-
 panies........................................................           139
Customers' liability to this bank on acceptances outstanding...         2,270
Intangible assets..............................................         1,535
Other assets...................................................        10,283
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TOTAL ASSETS...................................................      $270,922
                                                                     ========

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                                  LIABILITIES

Deposits
  In domestic offices...............................................  $ 84,776
    Noninterest-bearing.............................................    32,492
    Interest-bearing................................................    52,284
  In foreign offices, Edge and Agreement subsidiaries, and IBF's....    69,171
    Noninterest-bearing.............................................     4,181
    Interest-bearing................................................    64,990
Federal funds purchased and securities sold under agreements to
 repurchase.........................................................    32,885
Demand notes issued to the U.S. Treasury............................     1,000
Trading liabilities.................................................    42,538
Other Borrowed money (includes mortgage indebtedness and obligations under capitalized leases):
  With a remaining maturity of one year or less.....................     4,431
  With a remaining maturity of more than one year...................       466
Bank's liability on acceptances executed and outstanding............     2,270
Subordinated notes and debentures...................................     5,911
Other liabilities...................................................    11,575
TOTAL LIABILITIES...................................................   255,023
                                                                      --------

                                EQUITY CAPITAL

Perpetual Preferred stock and related surplus.......................         0
Common stock........................................................     1,211
Surplus (exclude all surplus related to preferred stock)............    10,283
Undivided profit and capital reserves...............................     4,941
Net unrealized holding gains (Losses) on available-for-sale securi-
 ties...............................................................      (552)
Cumulative foreign currency transaction adjustments.................        16
TOTAL EQUITY CAPITAL................................................    15,899
                                                                      --------
TOTAL LIABILITIES, LIMITED-LIFE PREFERRED STOCK AND EQUITY CAPITAL..  $270,922
                                                                      ========

I, Joseph L. Sclafani, E.V.P. & Controller of the above-named bank, do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

                                          JOSEPH L. SCLAFANI

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

                                          WALTER V. SHIPLEY
                                          THOMAS G. LABRECQUE        DIRECTORS
                                          WILLIAM B. HARRISON, JR.

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